UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2025

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On October 27, 2025, Chegg, Inc. (“we,” “us,” “our,” “Company” or “Chegg”) issued a press release announcing the workforce reduction, management changes and conclusion of the previously announced strategic review process to explore alternatives, each as described in Items 2.05, 5.02 and 7.01 below, and its reaffirmation of previously announced guidance for the quarter ended September 30, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company is scheduled to release its earnings results for the third quarter of 2025, which ended on September 30, 2025, on Monday, November 10, 2025.

The information contained in this Item 2.02, including the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Chegg with the Securities and Exchange Commission (“SEC”), whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.05    Costs Associated with Exit or Disposal Activities.

On October 27, 2025, we announced a restructuring plan that includes a reduction of our global workforce, which is expected to impact approximately 388 employees, or about 45% of our current workforce, as well as other actions to streamline our operations. We are undertaking these actions to better align our cost structure with our newly announced strategic focus relating to our operations on a stand-alone basis.

We estimate that we will incur charges of approximately $15 million to $19 million in connection with these actions, primarily consisting of expenditures for employee transition and severance payments, employee benefits and other related costs. We expect that substantially all of these charges will be incurred by the first quarter of 2026, with approximately $12 million to $16 million by the fourth quarter of 2026. The estimated charges and the timing of such charges are based on certain assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from such estimates. We may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the implementation of the planned workforce reduction.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On October 27, 2025, we announced that our Board of Directors (the “Board”) and Nathan Schultz have mutually agreed that Mr. Schultz will step down as President, Chief Executive Officer and a member of the Board, effective immediately. Mr. Schultz will assist with the transition of his responsibilities and has agreed to serve as Executive Advisor and an employee until December 31, 2025 (the “Separation Date”). The Board has appointed Dan Rosensweig, our Executive Chair and Chairperson of the Board, to resume his role as President and Chief Executive Officer, effective immediately.

Mr. Rosensweig, age 64, has served as Chegg’s Executive Chairman since June 2024 and as Co-Chairperson of the Board since July 2018. Mr. Rosensweig served as our President and Chief Executive Officer from February 2010 to June 2024. Mr. Rosensweig also served as the Chairperson of the Board from March 2010 to July 2018. From 2009 to 2010, Mr. Rosensweig served as President and Chief Executive Officer of RedOctane, a business unit of Activision Publishing, Inc. and developer, publisher, and distributor of Guitar Hero. From 2007 to 2009, Mr. Rosensweig was an Operating Principal at the Quadrangle Group, a private investment firm. From 2002 to 2009, Mr. Rosensweig served as Chief Operating Officer of Yahoo! Inc., an internet content and service provider. Prior to serving at Yahoo!, Mr. Rosensweig served as the President of CNET Networks and prior to that as Chief Executive Officer and President of ZDNet, until it was acquired by CNET Networks. Mr. Rosensweig currently serves on the board of directors of Adobe Systems Incorporated. Mr. Rosensweig holds a B.A. in Political Science from Hobart and William Smith Colleges.

In connection with Mr. Schultz’s transition, on October 27, 2025, the Company and Mr. Schultz entered into a transition and separation agreement (the “Schultz Agreement”), pursuant to which, until the Separation Date, Mr. Schultz will continue to receive his base salary and previously granted outstanding equity awards will continue to vest. In addition, Mr. Schultz will be eligible for separation payments and benefits pursuant to the termination “other than for Cause” provisions of the previously disclosed Chegg, Inc. Severance Plan, adopted effective October 17, 2024 (the "Severance Plan"), that apply when the qualifying termination occurs within two years following adoption of the Severance Plan and is not in connection with a “Change in Control” (all terms as defined in the Severance Plan). In addition, Performance Subject Awards held by Mr. Schultz with respect to which the performance period ends on December 31, 2025 will remain outstanding and eligible to vest in connection with the performance certification scheduled to occur in February 2026. The Schultz Agreement includes a general release of claims from Mr. Schultz in favor of the Company, and provides that Mr. Schultz must continue to comply with applicable post-employment restrictive covenants under his employee confidential information and inventions assignment agreement.

A copy of the Schultz Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

In connection with Mr. Rosensweig’s appointment as President and Chief Executive Officer, on October 27, 2025, he entered into a letter agreement (the “Offer Letter”) with the Company. Pursuant to the Offer Letter, Mr. Rosensweig will serve as the Company’s President and Chief Executive Officer, will continue to serve as a member of the Company’s Board and as Chairman, and will continue to be employed on an “at-will” basis.

Under the Offer Letter, Mr. Rosensweig will continue to receive an annual base salary of $850,000 and, subject to approval by the Board or its Compensation Committee, will receive an award of (i) restricted stock units covering 1,650,000 shares, one-third of which vests on the first anniversary of the vesting commencement date and the remainder of which vests on a quarterly basis over the following two years, subject to continuous service through each vesting date; and (ii) performance-based restricted stock units covering up to 3,850,000 shares that vest based on certification of achievement of certain stock-price hurdles within the 36 month period following the date of grant, with certification events occurring after 18 months and 36 months.

The Offer Letter provides that Mr. Rosensweig will participate in the Severance Plan at the Chief Executive Officer level, as described under Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2024, subject to the terms of the Severance Plan and a related participation agreement entered into between the Company and Mr. Rosensweig.

The Offer Letter also provides that Mr. Rosensweig is not currently eligible for an annual cash bonus and that he will not receive additional cash or equity compensation for his service on the Board.

Mr. Rosensweig will continue to be eligible to participate in the Company’s employee benefits on the same terms as other senior executives and will remain subject to his previously executed Confidentiality Agreement and the Company’s confidentiality, proprietary information and inventions assignment, insider trading, code of conduct and other applicable policies. Mr. Rosensweig will also continue to be covered under the Company’s director and officer liability insurance and eligible for indemnification in accordance with the Company’s bylaws and his previously executed indemnification agreement.

A copy of the Offer Letter is attached as Exhibit 10.2 to this Current Report on Form 8-K.

There is no arrangement or understanding between Mr. Rosensweig and any other persons pursuant to which Mr. Rosensweig was appointed as the Company’s President and Chief Executive Officer. There are no family relationships between Mr. Rosensweig and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Resignation of Director

On October 21, 2025, Richard Sarnoff, a member of our Board, notified the Company of his decision to resign from the Board, effective immediately. Mr. Sarnoff’s resignation is not the result of any dispute or disagreement with management or any matter relating to the Company’s operations, policies, or practices.

Item 7.01     Regulation FD Disclosure.

On October 27, 2025, we issued a press release announcing that the Board unanimously approved the conclusion of its review of strategic alternatives that was announced in February 2025, and, concurrently therewith, announced strategic updates related to our operations on a stand-alone basis. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Chegg with the SEC, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report, including statements regarding our expectations regarding and the impact of our leadership transition and the conclusion of our process to explore strategic alternatives, Chegg's restructuring plan, reduction in force, the number of employees impacted, the amount of the charges in connection with the actions, the timing that such charges will be incurred, the impact of the actions on our non-GAAP financial measures, the amount of the cost savings and the timing of those savings, implementation of our new strategic focus to position Chegg for a return to sustainable growth and profitability over time, our reiteration of revenue and adjusted EBITDA guidance for Q3 2025, the impact of AI technology on our business and all statements about our financial outlook generally, are forward-looking statements. The words “will,” “plan,” “expect,” “intend,” “anticipate” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions outside of our control. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: our ability to successfully implement our new strategic focus and priorities; the effects of AI technology on our business and the economy generally; our ability to attract new learners to, and retain existing learners on, our learning platform in light of declining revenue and user traffic; the impact and effectiveness of our internal restructuring activities; our ability to effectively control operating costs; our ability to innovate and offer new products and services in response to competitive technology and market developments, including generative AI; competition in all aspects of our business, including with respect to AI and our expectation that such competition will increase; the outcome of our litigation against Google; our ability to maintain our services and systems without interruption, including as a result of technical issues, cybersecurity threats, or cyber-attacks; third-party payment processing risks; the outcome of any current litigation and investigations; the possibility that the NYSE may delist our common stock; and general economic, political and industry conditions, including escalating international trade tensions, tariffs and trade restrictions, fluctuating inflation, recession and war. These and other important risk factors are described more fully in documents filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 24, 2025, as supplemented by the Company’s subsequent Quarterly Reports on Form 10-Q filed with the SEC, and could cause actual results to differ materially from expectations. In addition, new risks may emerge from time to time, and it is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements made. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual future results may be materially different from those anticipated or implied in the forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Transition and Separation Agreement, dated October 27, 2025, between the Company and Mr. Schultz
10.2	Offer Letter, dated October 27, 2025, between the Company and Mr. Rosensweig
99.01	Press release issued by Chegg, Inc., dated October 27, 2025 (Chegg to Remain a Standalone Public Company to Maximize Shareholder Value)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /S/ DAVID LONGO
David Longo
Chief Financial Officer
Date: October 27, 2025